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                                                                    EXHIBIT 23-B

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the use in the Prospectus constituting part of this Registration Statement of Form S-3 of our report dated September 20, 1996 relating to the consolidated financial statements of Veritas Energy Services Inc. which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.

PRICE WATERHOUSE
Chartered Accountants

June 2, 1997